Exhibit 10.2

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amended and Restated Investor Rights Agreement (the “Agreement”) is entered into as of July 1, 2015 by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), each of the investors holding Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares of the Company listed on Schedule I hereto (the “Investors”) and any additional Investors that become parties to this Agreement by executing and delivering to the Company a counterpart signature page hereto (which such persons shall thereupon be deemed “Investors” for all purposes of this Agreement) and the persons and entities holding Common Shares of the Company listed on Schedule II hereto (the “Common Holders”) and any additional Common Holders that become parties to this Agreement by executing and delivering to the Company a counterpart signature page hereto (which such persons shall thereupon be deemed “Common Holders” for all purposes of this Agreement). The Investors and Common Holders are referred to herein collectively as the “Holders”.

Introduction

WHEREAS, the Company issued Series A Preferred Shares to certain of the Investors (the “Series A Investors”) pursuant to a Series A Preferred Share Purchase Agreement dated November 15, 2005 (the “Series A Share Purchase Agreement”) and in connection therewith, the Company, the Series A Investors and the Common Holders entered into an Investor Rights Agreement dated as of November 15, 2005 (the “Series A Agreement”);

WHEREAS, the Company issued Series B Preferred Shares to certain of the Investors (the “Series B Investors”) pursuant to a Series B Preferred Share Purchase Agreement dated October 17, 2007 (the “Series B Share Purchase Agreement”) and in connection therewith, the Company, the Series A Investors, the Series B Investors and the Common Holders entered into an Amended and Restated Investor Rights Agreement dated as of October 17, 2007 (the “Series B Agreement”), which amended and restated the Series A Agreement in its entirety (except for Section 5.19 of the Series A Agreement);

WHEREAS, the undersigned includes (i) the Company, (ii) a Majority of Investors (as such term is defined in the Series B Agreement), (iii) a majority of Series B Investors, (iv) a majority of Series A Investors including the EDS Investor, and (v) a Majority of Common Holders (as such term is defined in the Series B Agreement), and the Company, the Series A Investors, the Series B Investors and the Common Holders desire to amend and restate the Series B Agreement in its entirety as set forth herein and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Series B Agreement;

WHEREAS, the execution and delivery of this Agreement is an inducement and a condition precedent to the purchase by certain of the Investors (the “Series C Investors”) of the Series C Preferred Shares under the Series C Preferred Share Purchase Agreement dated as of the date hereof by and among the Company and certain of the Investors (the “Series C Share Purchase Agreement”);

WHEREAS, capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in Article 6 of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the investment by certain of the Investors under the Series A Share Purchase Agreement, the Series B Share Purchase Agreement, and the Series C Share Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

BOARD MATTERS

1.1 Indemnification; Insurance. The Company’s LLC Agreement shall at all times provide for (a) elimination of the liability of managers serving on the Company’s Board of Managers (the “Board”) to the maximum extent permitted by law and (b) indemnification of managers for acts on behalf of the Company to the maximum extent permitted by law, assuming for such purpose in each case that the Company is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”) and the members of the Board of Managers are directors of such a corporation. Notwithstanding the foregoing, in the event Delaware’s Limited Liability Company Act (the “LLC Act”) provides greater rights to indemnification or exculpation of liability than the DGCL, the provisions of the LLC Act shall apply.

ARTICLE 2

RIGHT TO ACQUIRE SECURITIES

2.1 Notice of Issuance. The Company will give each Investor at least thirty (30) days’ prior written notice of any proposed sale or issuance by the Company of any Securities, except for any Exempt Issuances. Such notice will identify the type and amount of Securities to be issued, the approximate date of issuance, and the price and other terms and conditions of the issuance. Such notice will also include an offer (the “Offer”) to sell to each Investor its Proportionate Percentage of such Securities (the “Offered Securities”) at the price and on the other terms and conditions as are proposed for such sale or issuance, which Offer by its terms shall remain open for a period of thirty (30) days from the date of receipt of such notice and which Offer may be accepted by any such Investor in such Investor’s sole discretion. The Offer will also specify each Investor’s Proportionate Percentage.

2.2 Acceptance. Each Investor shall give notice to the Company of such Investor’s intention to accept an Offer prior to the end of the 30-day period of such Offer, setting forth the portion of the Offered Securities that such Investor elects to purchase. Following the end of such 30-day period, the Company shall promptly, in writing, inform each Investor that elects to purchase all the shares available to it (each, a “Fully-Exercising Investor”) of any other Investor’s failure to do likewise. During the five (5) day period commencing after receipt by the Fully-Exercising Investors of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Offered Securities for which Investors were entitled to subscribe but which were not subscribed for by such Investors which is equal to the proportion that such Fully-Exercising Investor’s Proportionate Percentage bears to the Proportionate Percentage of all Fully-Exercising Investors who wish to purchase such unsubscribed shares.

2.3 Sale to Investors. Upon the closing of any sale or issuance as to which the Company has given notice under Section 2.1, the Investors shall purchase from the Company, and the Company shall sell to the Investors, the Offered Securities subscribed for by the Investors at the price and on the terms specified in the Offer, which shall be the same price and terms at which all other Persons, if applicable, will acquire a portion of such Offered Securities in connection with such sale or issuance.

2.4 Sale to Third Parties. If, but only if, the Investors do not subscribe for all of the Offered Securities, the Company shall have one hundred twenty (120) days from the end of the foregoing 30-day or 5-day period, whichever is applicable, to sell all or any part of such Offered Securities as to which Investors have not accepted an Offer to any other Persons (including other members of the Company), at a price and on terms and conditions which are no more favorable to such other Persons or less favorable to the Company than those set forth in the Offer. Any Offered Securities not purchased by the Investors or other Persons in accordance with Section 2.3 and this Section 2.4 may not be sold or otherwise disposed of until they are again offered to the Investors under the procedures specified in this Article 2.

2.5 Exempt Issuances. As used herein, “Exempt Issuances” means: (A) the issuance of Securities pursuant to the Series C Share Purchase Agreement; (B) the issuance of Securities pursuant to a Public Offering; (C) (1) the issuance of Incentive Shares to any current or former employees, officers, consultants, advisers, directors or managers of the Company and any Subsidiary pursuant to Section 4(f) of the LLC Agreement, (2) the issuance of Securities as a dividend or distribution on the outstanding Shares in accordance with the terms of the LLC Agreement, including the issuance of corporate stock to the members of the Company upon a conversion of the Company to a corporation pursuant to Section 13(i) of the LLC Agreement, (3) the issuance of Securities upon the conversion or exercise of Common Share Equivalents as to which the Company complied with the provisions of this Article, (4) the issuance of Securities pursuant to any split, dividend, combination or similar event affecting the Company’s Common Shares, (5) the issuance of Securities in connection with bona fide business combinations or corporate partnering arrangements approved by the Board, (6) the issuance of Securities (and options and warrants therefor) to parties in connection with the entry by the Company into equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar financing approved by the Board, and (7) the issuance of Securities to (a) licensors to the Company of technology or patents, (b) collaborative partners of the Company or (c) licensees of the Company in connection with the development, marketing or commercialization of the Company’s products, in each case, as approved by the Board, in accordance with the terms of the LLC Agreement.

2.6 Assignment of Preemptive Rights. Any Investor shall be entitled to assign such Investor’s rights under this Article II to any of such Investor’s Affiliates.

2.7 Post-Closing Offers. If the Board determines that it should, in the best interests of the Company, issue Securities which would otherwise be required to be offered under this Article prior to their issuance, it may issue such Securities without first complying with Sections 2.1 through 2.4 above; provided, that within thirty (30) days after such issuance it offers each Investor the opportunity to purchase such number of Securities as each such Investor would have been entitled to purchase had the Company complied with Sections 2.1 through 2.4 prior to such issuance.

ARTICLE 3

TRANSFER RESTRICTIONS

3.1 Transfer Restrictions. No Common Holder shall sell, pledge, give, assign, distribute, hypothecate, mortgage or transfer (all referred to herein as a “transfer”) any Securities owned by such Common Holder, directly or indirectly, to any Person, except (a) in compliance with the other provisions of this Article 3, or (b) in a Permitted Transfer without compliance with the other provisions of this Article 3. In addition to the transfer restrictions contained in the previous sentence, no Common Holder or Investor shall transfer any Securities of the Company to any competitor of the Company or any officer, director, manager or Affiliate of any competitor of the Company. The determination as to whether a Person is a competitor of the Company shall be made by the Board.

3.2 Offer to Company and Investors.

(a) Subject to compliance with Section 3.1 and any other applicable restrictions, if a Common Holder (the “Transferring Holder”) desires to transfer any of such Common Holder’s Securities, such Common Holder shall first offer such Securities to the Company and the Investors by written notice (the “Initial Notice”) stating the Securities such Common Holder desires to transfer, the proposed price (expressed in United States dollars), the terms of transfer (which shall be for cash payable upon the transfer), and the name of the proposed transferee of such Securities. The Company and each of the Investors shall then have forty-five (45) days from the date of the Initial Notice within which to give notice (the “Return Notice”) of the maximum number of such Securities they wish to acquire at the specified price and terms. Copies of each Return Notice shall be sent to the Company, to the Transferring Holder and to each Investor.

(b) The Company shall first be entitled to purchase any or all of the Securities offered. If the Company elects to purchase fewer than all of the Securities offered, each Series C Investor shall be entitled to acquire a pro rata portion of the balance of the Securities remaining, determined in accordance with their relative Series C Proportionate Percentages. If any Series C Investor elects to acquire less than such Investor’s pro rata portion of the available Securities, the other Series C Investors may acquire a pro rata portion of the balance of the remaining Securities, which is equal to the proportion that such other Series C Investor’s Series C Proportionate Percentage bears to the Series C Proportionate Percentage of all such other Series C Investors who wish to acquire any of the balance of the remaining Securities.

(c) If the Company and the Series C Investors in the aggregate elect to purchase fewer than all of the Securities offered, each Series B Investor shall be entitled to acquire a pro rata portion of the balance of the Securities remaining, determined in accordance with their relative Series B Proportionate Percentages. If any Series B Investor elects to acquire less than such Investor’s pro rata portion of the available Securities, the other Series B Investors may acquire a pro rata portion of the balance of the remaining Securities, which is equal to the proportion that such other Series B Investor’s Series B Proportionate Percentage bears to the Series B Proportionate Percentage of all such other Series B Investors who wish to acquire any of the balance of the remaining Securities.

(d) If the Company, the Series C Investors and the Series B Investors in the aggregate elect to purchase fewer than all of the Securities offered, each Series A Investor shall be entitled to acquire a pro rata portion of the balance of the Securities remaining, determined in accordance with their relative Series A Proportionate Percentages. If any such Series A Investor elects to acquire less than such Series A Investor’s pro rata portion of the Securities offered, then the Series A Investors may acquire a pro rata portion of the remaining Securities which is equal to the proportion that such Series A Investor’s Series A Proportionate Percentage bears to the Series A Proportionate Percentage of all such Series A Investors who wish to acquire any of the balance of the remaining Securities.

(e) In addition to the foregoing offer, each Investor shall, in the Return Notice, indicate whether such Investor desires to have a proportionate number of its Common Share Equivalents transferred in the same transaction pursuant to this Section 3.2(e). If the Company and the Investors do not elect to acquire all of the Securities offered by the Transferring Holder, the Transferring Holder may transfer all of the Securities proposed to be transferred subject to the right of each Investor to participate in such sale by selling to the proposed transferee such number of Common Share Equivalents as is equal to the product of (x) the number of Common Shares proposed to be sold by the Transferring Holder, times (y) a fraction, the numerator of which is the total number of Common Share Equivalents owned by such Investor, and the denominator of which is the sum of all Common Share Equivalents owned by all Investors and the Transferring Holder. Any sale of Common Share Equivalents by an Investor hereunder shall be for the same price and on the same terms as specified in the Initial Notice.

3.3 Payment. The Company shall, at the close of the 45-day period provided in Section 3.2 for delivery of the Return Notice, confirm by notice the Securities to be acquired by each Investor and by the Company. Payment for such Securities shall be delivered thereafter within forty-five (45) days at the price and on the terms specified in the Initial Notice, against receipt from the Transferring Holder of an instrument conveying the applicable Securities free and clear of all liens, restrictions, claims and encumbrances, except for restrictions provided under this Agreement or under applicable securities laws. The Company may offset any payment due to a Holder pursuant to this Article 3 against any indebtedness or other obligation of such Holder to the Company or any Subsidiary.

3.4 Right to Sell. If, at the close of the 45-day period provided in Section 3.2 for delivery of the Return Notice, the Company and the Investors have not sent notice of their intention to acquire, in the aggregate, all of the Securities offered, the Transferring Holder shall have ninety (90) days to transfer the Securities specified in the Initial Notice, together with any Common Share Equivalents to be included in such transfer pursuant to Section 3.2(e), at the price and on the terms, and to the proposed transferee, set forth in the Initial Notice; provided that the Investors will not be required to make any representations or warranties or to provide any indemnities in connection with such transfer other than with respect to title to the Securities being transferred by such Investor, such Investor’s authorization to transfer such Securities and any other representations and warranties required by the Company to ensure that the transfer of such Securities is accomplished in accordance with the Securities Act and the rules and regulations promulgated thereunder, or any other federal or state securities or blue sky laws. Any Investor whose Common Share Equivalents are being transferred pursuant to Section 3.2(e) shall, in order to be entitled to have such Securities transferred, deliver an instrument conveying the applicable Securities free and clear of all liens, restrictions, claims and encumbrances, except for restrictions provided under this Agreement or under applicable securities laws. The Transferring Holder shall provide the Company and the Investors with at least twenty (20) days’ notice of the date and place of the closing of the proposed transfer. After the expiration of such 90-day period, the Transferring Holder may not transfer such Securities unless and until they are again offered to the Company and the Investors under the procedures specified in this Article 3, where applicable.

3.5 Legends. All certificates or instruments representing Securities issued to any party to this Agreement shall bear substantially the following legends and any other legends required by law or the Board:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS COVERING SUCH SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE HOLDER SHALL HAVE OBTAINED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS AND OTHER OBLIGATIONS CONTAINED IN AN AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT BETWEEN THE COMPANY AND CERTAIN OF ITS MEMBERS, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED WITHOUT COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE COMPANY.

ARTICLE 4

COVENANTS

The Company will comply with each of the following covenants unless non-compliance is approved by a Majority of Investors:

4.1 Reports. The Company will furnish to each Manager on the Board of Managers, the following reports:

(a) Monthly Reports. Commencing with the month ending June 30, 2015, as soon as available after the end of each fiscal month of the Company, unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income and cash flows for such period and for the portion of the Company’s fiscal year ended on the last day of such month, all in reasonable detail and prepared in accordance with United States generally accepted accounting principles (“GAAP”), subject to year-end and audit adjustments.

(b) Quarterly Reports. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of the Company, unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income, members’ equity and cash flows for such period and for the portion of the Company’s fiscal year ended on the last day of such quarter, in each case setting forth in comparative form the corresponding figures for the same period and portion of the next preceding fiscal year and of the current Budget, all in reasonable detail and prepared in accordance with GAAP, subject to year-end and audit adjustments.

(c) Annual Reports. As soon as available and in any event within six (6) months after the end of each fiscal year of the Company, audited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such year and the related audited consolidated and consolidating statements of income, members’ equity and cash flows for such year, in each case setting forth in comparative form the corresponding figures for the next preceding fiscal year and of the current Budget, all in reasonable detail and in accordance with GAAP, and accompanied by the report on such consolidated financial statements of independent certified public accountants selected by the Audit Committee of the Board and if there is no Audit Committee of the Board, the Board.

(d) Certification as to Covenant Compliance. At the time of delivery of each monthly statement contemplated by Subsection 4.1(a), quarterly statement contemplated by Subsection 4.1(b) and annual statement contemplated by Subsection 4.1(c), a certificate, executed by the chief financial officer of the Company, stating that such officer has caused this Agreement and the LLC Agreement to be reviewed and has no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement or the LLC Agreement or, if such officer has such knowledge, specifying such default and the nature thereof.

(e) Audit Reports. As promptly as practicable and in any event within ten (10) days after receipt thereof, copies of all reports (including, without limitation, audit reports and so-called management letters) or written comments submitted to the Company or any of its Subsidiaries by independent certified public accountants or other management consultants in connection with each annual, interim or special audit in respect of the financial statements or the accounts or the financial or accounting systems or controls of the Company or any Subsidiary made by any such accountants or other management consultants;

(f) Budget. At least thirty (30) days prior to the beginning of each fiscal year of the Company, the Company will prepare and submit to the Board for approval a monthly and annual operating plan and budget, including balance sheet projections, covenant compliance calculations for all outstanding and projected indebtedness, cash flow projections, profit and loss projections for the Company and its Subsidiaries, and capital expenditure projections, by general category, all in reasonable detail (collectively, as so approved, the “Budget”). The Company will not make material changes to the Budget without the prior approval of the Board. The Company and its Subsidiaries will use all reasonable efforts to operate in all material respects in accordance with the Budget for each fiscal year.

(g) Securities Filings. As promptly as practicable and in any event within ten (10) days after the same are available, copies of all periodic and special reports, documents and registration statements which the Company or any Subsidiary furnishes or files, or any officer or manager of the Company or any of its Subsidiaries furnishes or files with respect to the Company or any of its Subsidiaries, with the Securities and Exchange Commission (the “SEC”), any similar regulatory authority, or any securities exchange.

(h) Material Adverse Changes. As promptly as practicable and in any event within ten (10) days after any officer of the Company obtains knowledge that there is a condition or event which has resulted in, or could reasonably be expected to result in, a material adverse change (including, without limitation, the filing of any litigation against or the commencement of any proceeding or investigation involving any Subsidiary) in the business, assets, condition (financial or otherwise) or prospects of the Company and any Subsidiary, taken as a whole, written notice specifying in reasonable detail the nature of such condition or event and what action the Company and/or Subsidiary proposes to take with respect thereto.

(i) Other Information. Such other information relating to the Company and any Subsidiary as from time to time may reasonably be requested.

4.2 Keeping of Records and Books of Account. The Company shall keep, and shall cause each of its Subsidiaries to keep, adequate records and books of account, in which complete entries will be made reflecting all financial transactions of the Company and its Subsidiaries.

4.3 New Developments; Non-Competition Agreement; Non-Disclosure and Developments Agreement. The Company has or shall (a) within ninety (90) days following the date hereof, use commercially reasonable best efforts to cause each current employee of, and consultant to, the Company and any Subsidiary, who has access to proprietary information of the Company and any Subsidiary and (b) require all employees and consultants hereafter employed or engaged as consultants by the Company or any Subsidiary, who have access to proprietary information of the Company or any Subsidiary to execute and deliver a non-competition, nondisclosure and developments agreement in the form previously approved by the Board and attached hereto as Exhibit A, which form is reasonably satisfactory to the Investors.

4.4 Observer Rights. As long as the DLB Investor or any of its Affiliates owns not less than twenty-five percent (25%) of the Series B Preferred Shares it purchased under the Series B Share Purchase Agreement (or an equivalent amount of Common Shares issued upon conversion thereof), the Company shall invite a representative of the DLB Investor to attend all regular meetings of the Company’s board of advisors (the “Advisory Board”) in an observer capacity and, in this respect, shall give such representatives copies of all materials that it provides to its advisors on such Advisory Board; and as long as the Broadline Investor or any of its Affiliates owns not less than twenty-five percent (25%) of the Series B Preferred Shares Broadline Investor purchased under the Series B Share Purchase Agreement (or an equivalent amount of Common Shares issued upon conversion thereof), the Company shall invite a representative of the Broadline Investor to attend all regular meetings of the Company’s Advisory Board in an observer capacity and, in this respect, shall give such representatives copies of all materials that it provides to its advisors on such Advisory Board; provided, however, that, in each case such representatives shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that, in each case, the Company reserves the right to withhold any information and to exclude such representatives from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if the DLB Investor, the Broadline Investor or their representatives are competitors of the Company.

4.5 Inspection. The Company shall permit the Broadline Investor, the DLB Investor, and any Series C Investor who owns not less than twenty percent (20%) of the Series C Preferred Shares it is purchasing under the Series C Share Purchase Agreement, at such Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this Section 4.5 to provide access to any information that it reasonably considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

4.6 Indemnification. Each time any new Series A Designated Manager, Series B Designated Manager or Series C Designated Manager is appointed to the Board, then such Manager shall be entitled to enter into an Indemnification Agreement with the Company in the form attached as an exhibit to the Series C Share Purchase Agreement, which agreement shall be effective upon the date such Manager joins the Board and shall be executed and delivered by the Company within two (2) days after such Manager is appointed.

4.7 Non-Disclosure Agreement. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor or realize on its investment in the Company (including without limitation making tax filings with respect thereto), any confidential information obtained from the Company and any Subsidiary pursuant to the terms of this Agreement, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 4.7 by any such Investor), (ii) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information or (iii) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, that an Investor may disclose confidential information (a) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring or realizing on its investment in the Company, (b) to any officer, director, employee, shareholder, member or partner of such Investor in the ordinary course of business, or (c) as may otherwise be required by law or pursuant to the request of any regulatory agency having jurisdiction over the Investor; provided, that the Investor takes reasonable steps to minimize the extent of any such required disclosure, so long as in each case of clause (a), (b) and (c), such recipient is subject to an agreement or other legal obligation not to disclose such information. Notwithstanding the foregoing, in the event that any Investor is requested pursuant to, or required by, applicable law or regulation or by legal process or regulatory request to disclose any confidential information obtained from the Company or any Subsidiary, each Investor agrees that it will provide the Company with prompt notice of such request(s) to enable the Company or any Subsidiary to seek an appropriate protective order or other appropriate remedy, and each Investor shall reasonably cooperate with the Company and any Subsidiary to obtain such protective order or other remedy. In the event that such protective order or other remedy is not obtained, such Investor may disclose to any tribunal only that portion of such confidential information which such Investor is advised by counsel is legally required to be disclosed, and each Investor shall exercise reasonable efforts to preserve the confidential nature of the confidential information. Notwithstanding the foregoing, (i) UBS Investment Bank and Broadline Capital LLC may disclose confidential information to any of its wealth management clients or potential investors, as applicable, during the marketing and issuance of either direct investments into Series B or Series C Preferred Shares or structured products linked to Series C Preferred Shares, so long as the recipient is subject to an agreement or other legal obligation not to disclose this information, (ii) UBS Investment Bank may disclose confidential information to any agents, clearing systems and any other party that UBS Investment Bank acting in good faith deems necessary as part of the issuance process of the structured product(s) linked to the Series C Preferred Shares and (iii) Investors may disclose confidential information to potential purchasers of their Shares, provided (A) such Investor notifies the Company of such disclosure, (B) the recipient of the information is not primarily engaged in a business that competes with the Company in the origination of loans below US$10,000 in China and (C) the recipient is subject to an agreement not to disclose such information and any such Investor granting a third party access to confidential information of the Company shall take commercially reasonable measures to protect the confidentiality of, and to avoid having confidential information of the Company enter the public domain or become publicly available, which measures shall include at least the same degree of care that such Investor utilizes to protect its own confidential information of a similar nature.

4.8 Conduct of Business. The Company shall cause the following to take place promptly following the date hereof:

(a) All necessary approvals and consents required for the vesting in the Company or any of the CRF Entities, as applicable, of title to and ownership of technology and related assets and Company Intellectual Property rights for the operation of the Business shall be obtained as soon as practicable and in accordance with the relevant rules and regulations (including, without limitation, any time limits imposed thereunder); and

(b) All necessary approvals and consents required for operation of certain contemplated business in PRC shall be obtained as soon as practicable and in accordance with the relevant rules and regulations (including without limitation, any time limits imposed thereunder).

4.9 FCPA Compliance. (a) The Company will not, and will cause the CRF Entities not, (1) to offer, promise to offer, authorize or make, directly or indirectly, payments or other inducements to any Foreign Official in order to assist the Company or any of the CRF Entities, as the case may be, in obtaining or retaining business for or with, or directing business to, any person, in any case in violation of the FCPA, and (2) take any actions that would cause any of the Investors to be in violation of such law. None of the proceeds from the sale of any Series C Preferred Shares pursuant to the Series C Share Purchase Agreement will be paid, directly or indirectly, to any government or party official.

(b) The Company will consult with its own U.S. counsel if it has any further questions concerning the FCPA. The Company hereby undertakes to the Investors that it will perform all steps necessary to ensure that agents, consultants and other third parties retained or otherwise used by the Company or any of the CRF Entities do not take any action prohibited by the FCPA.

(c) The Company agrees to cooperate and cause all the CRF Entities to cooperate in good faith with the Investors to provide the Investors or, at the Company’s option, an independent third-party auditor appointed by the Investors, with access to the portions of the Company’s or such CRF Entity’s books and records (or complete sets of copies thereof), to the extent that any Investor reasonably believes such access and review to be necessary to demonstrate and ensure the compliance with the FCPA by the Company and the CRF Entities.

4.10 WFOE. The Company shall not cause or permit any WFOE to engage in or be involved in any merger, consolidation, liquidation, sale, exchange or other disposition of all or substantially all of its assets, or other reorganization, recapitalization or equity structure change, if such transaction would result in the recognition of material taxable income for US federal income tax purposes in a taxable year of the Company prior to the taxable year in which the Company realized cash proceeds of such transaction commensurate with the amount of such taxable income.

4.11 Certain PRC Law Issues.

The Company shall require all of its Members, including without limitation those Members who hold Incentive Shares, who are PRC residents (the “PRC Shareholders”) to enter into an undertaking, in a form satisfactory to the Board, which requires each of the PRC Shareholders (i) to register his or her shares of the Company with the relevant PRC authorities, including without limitation the State Administration of Foreign Exchange, in accordance with the procedures and requirements set forth in the relevant PRC laws, regulations and rules, if it is determined by the Company that such registration is necessary; (ii) to bear all liabilities associated with any non-compliance and indemnify the Company to the fullest extent of PRC laws, regulations and rules for any loss or damages the Company may suffer therefrom; and (iii) to acknowledge and agree that the Company shall have the right to cancel, revoke, repurchase or otherwise divest his or her Shares of the Company at such time and in such manner as the Company may deem necessary in its sole discretion, in the event of any non-compliance.

ARTICLE 5

MISCELLANEOUS

5.1 Failure to Deliver Securities. If any Holder fails to deliver any Securities to be acquired, transferred or exchanged under Article 3, the acquirer may elect to establish a segregated account in the amount of the price to be paid therefore, such account to be turned over to such Holder upon delivery of instruments transferring the Securities and upon compliance by such Holder with any other applicable provisions under Article 3. If a segregated account is so established, the Company shall take such action as is appropriate to transfer record title to the Securities from such Holder to the acquirer. Each Holder hereby irrevocably grants the Company a power of attorney, which power of attorney is deemed coupled with any interest, to effectuate the purposes of this Section 5.1.

5.2 Requirement to Sign Agreement.

(a) Notwithstanding anything to the contrary contained in this Agreement, no Person shall acquire any Common Shares from the Company or a Holder after the date hereof (other than Common Shares issuable upon conversion of the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares), whether by transfer from a Holder, issuance by the Company or otherwise, and whether or not any such Securities are subject to vesting or similar restrictions, unless such Person first becomes a signatory to this Agreement as a “Common Holder” and the LLC Agreement as a “Member”, agreeing to be bound by all the terms of this Agreement (which event shall not be deemed to be an amendment or modification of this Agreement) and the LLC Agreement pursuant to an instrument of accession or other joinder agreement, in the case of this Agreement, in substantially the form attached hereto as Exhibit B; provided, that the foregoing requirement will not apply to Securities sold in a Public Offering or Securities sold into the public markets following a Public Offering. The Company shall not issue any Securities or transfer any Securities on its books which have been issued or transferred in violation of this Agreement, or treat as the owner of such Securities, or accord the right to vote as such owner or pay dividends or other distributions to, any Person to which any such Securities shall have been issued or transferred in violation of this Agreement.

(b) Notwithstanding anything to the contrary contained in this Agreement, no Person shall acquire any Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Common Shares issuable upon conversion of such Preferred Shares from the Company, a Common Holder or an Investor after the date hereof, whether by transfer from an Investor or Common Holder, issuance by the Company or otherwise, and whether or not any such Securities are subject to vesting or similar restrictions, unless such Person first becomes a signatory to this Agreement as an “Investor” and/or “Common Holder”, as applicable and the LLC Agreement as a “Member”, agreeing to be bound by all the terms of this Agreement (which event shall not be deemed to be an amendment or modification of this Agreement) and the LLC Agreement pursuant to an instrument of accession or other joinder agreement in substantially the form attached hereto as Exhibit B; provided, that the foregoing requirement will not apply to Securities sold in a Public Offering or Securities sold into the public markets following a Public Offering.

5.3 Exercise of Contractual Rights. The Company and the Holders recognize, acknowledge and agree that the Holders have substantial financial interests in the Company to preserve and that the exercise by them of any of their respective rights under this Agreement or any of other agreements between the Company and one or more Holders shall not be deemed to constitute a lack of good faith, a breach of any fiduciary duty or unfair dealing.

5.4 Specific Enforcement. Each Holder expressly agrees that the other Holders and the Company would be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms or provisions of this Agreement by any Holder, each of the other Holders and the Company shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, and/or decree for specific performance, in accordance with the provisions hereof, without the necessity of proof of actual charges or the posting of a bond or other security.

5.5 Successors and Assigns. Subject to the restrictions on transfers set forth herein, this Agreement shall be binding upon and shall inure to the benefit of the Company, the Holders and their respective successors, successors-in-title, heirs and assigns, and each such Person shall hold all Securities subject to all of the terms and provisions of this Agreement.

5.6 Amendments; Waivers.

(a) No modification or amendment of this Agreement shall be valid or binding unless such modification or amendment is in writing and duly executed by (i) the Company, (ii) a Majority of Investors and (iii) a Majority of Common Holders, provided, that (v) any modification or amendment that adversely affects the holders of the Series C Preferred Shares shall require the consent of the holders of a majority of the Series C Preferred Shares, (w) any modification or amendment that adversely affects the holders of the Series B Preferred Shares shall require the consent of the holders of a majority of the Series B Preferred Shares, (x) any modification or amendment that adversely affects the holders of the Series A Preferred Shares shall require the consent of the holders of a majority of the Series A Preferred Shares AND each holder of the Series A Preferred Shares who holds at least twenty-eight percent (28%) of all Series A Preferred Shares held by all of the holders of the Series A Preferred Shares, calculated as of the date of the Series A Initial Closing under the Series A Share Purchase Agreement, (y) no modification or amendment may treat one Investor or group of Investors more adversely than any other Investor or group of Investors without the consent of such one Investor or by the holders of a majority of the Series A Preferred Shares, the Series B Preferred Shares or the Series C Preferred Shares held by such group of Investors, as applicable, so adversely affected and (z) no modification or amendment may treat one Common Holder or group of Common Holders more adversely than any other Common Holder or group of Common Holders without the consent of the holders of a majority of the Common Shares held by all such Common Holders so adversely affected.

(b) The rights of the Company hereunder may be waived in writing by the Company. The rights of all Common Holders may be waived in writing by a Majority of Common Holders. The rights of all Investors may be waived in writing by a Majority of Investors. The rights of the Series A Investors may be waived in writing by the holders of a majority of the Series A Preferred Shares AND each holder of the Series A Preferred Shares who holds at least twenty-eight percent (28%) of all Series A Preferred Shares held by all of the holders of the Series A Preferred Shares, calculated as of the date of the Series A Initial Closing under the Series A Share Purchase Agreement. The rights of the Series B Investors may be waived in writing by the holders of a majority of the Series B Preferred Shares. The rights of the Series C Investors may be waived in writing by the holders of a majority of the Series C Preferred Shares. Notwithstanding the foregoing, (i) no waiver may treat one Investor or group of Investors more adversely than any other Investor or group of Investors without the consent of such one Investor or by the holders of a majority of the Series A Preferred Shares, the Series B Preferred Shares or the Series C Preferred Shares held by such group of Investors, as applicable, so adversely affected and (ii) no waiver may treat one Common Holder or group of Common Holders more adversely than any other Common Holder or group of Common Holders without the consent of such one Common Holder or by the holders of a majority of the Common Shares held by such group of Common Holders so adversely affected.

(c) The waiver by any party of a breach of any provision of this Agreement shall not be construed as a waiver or a continuing waiver of the same or any subsequent breach of this Agreement. No delay or omission in exercising any right under this Agreement shall operate as a waiver of that or any other right.

5.7 Notices. All notices, demands and communications under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified mail, return receipt requested, or (c) sent by nationally recognized overnight delivery service, to the Holders hereto at the addresses set forth on Schedule I or Schedule II, as appropriate and to the Company as follows:

c/o Jade Capital Management LLC

35 East 38th Street, Suite 11C

New York, NY 10016

Attn: Andrew Mason

Fax: (212) 682-6113

with copies (which shall not constitute notice) to:

Shearman & Sterling LLP

1460 El Camino Real, 2nd Floor

Menlo Park, CA 94025

Attention: Alan Seem, Esq.

Facsimile: (650) 838-5172

Upon notice from any Holder of a change of address, the Board will cause Schedule I or Schedule II, as appropriate to be amended to reflect the new address of such Holder. The address of any new Holder shall also be added by the Board to Schedule I or Schedule II, as appropriate.

5.8 Governing Law; Limitation on Scope of Agreement. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the internal laws of the State of New York, without regard to choice of law principles. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of such provision or any other provisions of this Agreement.

5.9 Jurisdiction; Consent to Service of Process. (a) Each of the Company and each Holder hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the New York state court located in the Borough of Manhattan, City of New York or the United States District for the Southern District of New York (as applicable, a “New York Court”), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each of the Company and each Holder hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court.

(b) It will be a condition precedent to the Company’s and each Holder’s right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in the New York Court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each such court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction.

(c) None of the Company or any Holder may move to (i) transfer any such suit, action or proceeding from the New York Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the New York Court with a suit, action or proceeding in another jurisdiction unless such motion seeks solely and exclusively to consolidate such suit, action or proceeding in the New York Court, or (iii) dismiss any such suit, action or proceeding brought in the New York Court for the purpose of bringing or defending the same in another jurisdiction.

(d) Each of the Company and each Holder hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in the New York Court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such Person. Each of the Company and each Holder irrevocably consents to service of process in any manner permitted by law. Notwithstanding the foregoing, this Section 5.9 will not apply to any suit, action or proceeding by any Holder or any officer, director, employee, partner or shareholder of any Holder seeking indemnification or contribution pursuant to this Agreement or otherwise in respect of a suit, action or proceeding against such Person by a third party if such suit, action or proceeding by such Person seeking indemnification or contribution is brought in the same court as the suit, action or proceeding against such Person.

5.10 Headings. The headings of Articles and Sections herein are inserted for convenience of reference only, and shall be ignored in the construction or interpretation hereof.

5.11 Counterparts. This Agreement may be executed in any number of counterparts, and with counterpart signature pages (including signature pages delivered by facsimile), all of which together shall constitute one Agreement, binding on the Company and all the Holders notwithstanding that not all of the parties have signed the same counterpart.

5.12 Entire Agreement. This Agreement (together with the Series C Share Purchase Agreement and the agreements contemplated thereby) embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Upon the effectiveness of this Agreement, the Series B Agreement shall be deemed amended and restated in its entirety by this Agreement, and the Series B Agreement shall be of no further force or effect.

5.13 Lock-Up Agreement. Each Common Holder agrees that in connection with the initial Public Offering of the Company’s Securities, and upon the request of the managing underwriter in such offering, such Common Holder will not lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Securities of the Company held immediately prior to the effectiveness of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Securities of the Company (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise, but excluding Securities to be included in such registration), in each case, without the prior written consent of such underwriter, for such period of time as may be requested by such underwriter not to exceed 180 days after the effective date of such registration (subject to extension by the managing underwriter to the extent required to comply with Rule 5110 of the Financial Industry Regulatory Authority, Inc.).

5.14 Termination. This Agreement will terminate upon the earlier to occur of (a) a Qualified Public Offering and (b) a Liquidation Event.

5.15 No Third Party Beneficiaries; Limited Effect on Holders. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party to this Agreement, including without limitation any creditor of a Holder or the Company. Unless as expressly set forth herein, none of the obligations of the Company hereunder shall be imputed to, or otherwise deemed to be binding upon, any Holder hereunder.

5.16 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other documents and agreements contemplated herein. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any other document or agreement contemplated herein, this Agreement and such other documents and agreements shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authoring any of the provisions of this Agreement or any other documents or agreements contemplated herein.

5.17 Representations of Holders. Each Holder represents and warrants to each other party as of the date that such Holder becomes a party to this Agreement that such Holder is not bound by any agreement or commitment that conflicts with or could interfere with the performance of such Holder’s obligations under this Agreement.

5.18 Aggregation. All Securities held by Affiliates of an Investor shall be aggregated together with any Securities held by such Investor for the purpose of determining the availability or discharge of any rights or obligations of such Investor hereunder.

ARTICLE 6

DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

“Advisory Board” shall have the meaning specified in Section 4.4.

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly controls, is under common control with, or is controlled by, the specified Person. As used herein, the term “control” means the possession by a Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of another Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Amended and Restated Investor Rights Agreement, as amended, modified or supplemented from time to time.

“Board” shall have the meaning specified in Section 1.1.

“Broadline Investor” shall mean Broadline Capital (China) LLC, a Delaware limited liability company.

“Budget” shall have the meaning specified in Section 4.1(f).

“Business” shall have the meaning specified in the Series C Preferred Share Purchase Agreement.

“Common Holder(s)” shall have the meaning specified in the Preamble.

“Common Share Equivalents” means all outstanding Common Shares and all Common Shares issuable upon exercise or conversion of all outstanding options, warrants, purchase rights and convertible securities of the Company.

“Common Shares” shall have the meaning specified in the LLC Agreement.

“Company” shall have the meaning specified in the Preamble, and shall also include any successor entity to the Company.

“Company Intellectual Property” shall have the meaning specified in the Series C Preferred Share Purchase Agreement.

“Consolidated” when used with reference to any term defined herein shall mean that term as applied to the accounts of the Company and its Subsidiaries, if any, consolidated in accordance with GAAP applied consistently with the Company’s past practices.

“CRF Entities” shall have the meaning specified in the Series C Preferred Share Purchase Agreement.

“DGCL” shall have the meaning specified in Section 1.1.

“DLB Investor” shall mean DLB CRF Holdings, LLC, a Delaware limited liability company.

“EDS Investor” shall mean EDS World Corporation (Far East), a Nevada corporation.

“Exempt Issuances” shall have the meaning specified in Section 2.5.

“FCPA” shall mean the United States Foreign Corrupt Practices Act or other applicable laws.

“Foreign Official” shall mean an employee of a governmental or regulatory authority, a foreign official, a member of a foreign political party, a foreign political candidate, an officer of a public international organization, or an officer or employee of a PRC state-owned enterprise, and the term “foreign” has the meaning ascribed to it under the FCPA.

“Fully-Exercising Investor” shall have the meaning specified in Section 2.2.

“GAAP” shall have the meaning specified in Section 4.1(a).

“Holder(s)” shall have the meaning specified in the Preamble.

“Incentive Shares” shall have the meaning specified in the LLC Agreement.

“Initial Notice” shall have the meaning specified in Section 3.2.

“Investor(s)” shall have the meaning specified in the Preamble.

“Liquidation Event” shall have the meaning specified in the LLC Agreement.

“LLC Act” shall have the meaning specified in Section 1.1.

“LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of the Company, as amended, modified or supplemented from time to time.

“Majority of Common Holders” means Common Holders who hold a majority of the outstanding Common Shares held by all Common Holders, excluding for purposes of such calculation Common Shares issued or issuable upon conversion of Series A Preferred Shares, the Series B Preferred Shares, and the Series C Preferred Shares.

“Majority of Investors” means collectively Investors who hold a majority of the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, voting together as a single class, on an as-converted basis.

“Member” shall have the meaning specified in the LLC Agreement.

“New York Court” shall have the meaning specified in Section 5.9.

“Offer” shall have the meaning specified in Section 2.1.

“Offered Securities” shall have the meaning specified in Section 2.1.

“Permitted Transfers” means any of the following:

(a) transfers of Securities of a Holder who is a natural person to a trust or similar entity, including a limited liability company, the beneficiaries of which consist solely of such Holder and transferees enumerated in clause (d) below for succession planning purposes;

(b) transfers of Securities between a Holder who is a natural person and such Holder’s guardian or conservator;

(c) transfers of Securities of a deceased Holder to such Holder’s executors, administrators, testamentary trustees, legatees or beneficiaries under such Holder’s will;

(d) transfers of Securities of a Holder to the spouse of such Holder, any of such Holder’s children or their issue (or to custodians for the benefit of minor children or issue), or to such Holder’s parents or siblings for succession planning purposes;

(e) any repurchase of Securities of a Common Holder by the Company in connection with or as a result of the termination of such Common Holder’s employment with or service to the Company or any Subsidiary pursuant to any Restricted Share Purchase Agreement;

(f) transfers of Securities pursuant to the drag-along rights set forth in Section 11 of the Restricted Share Purchase Agreements;

(g) any redemption(s) pursuant to the LLC Agreement;

(h) transfers in connection with the conversion of the Company into a corporation pursuant to a Public Offering; and

(i) transfers of Securities of a Holder to any other Person owning or controlling fifty percent (50%) or more of the outstanding voting interest of such Holder, controlled, through another person’s ownership or control of fifty percent (50%) or more of the outstanding voting interest of such person, or under common ownership or control involving fifty percent (50%) or more of the applicable outstanding voting interests.

provided, however that any transferee of any Securities so transferred pursuant to subsection (a) through (d) above or subsection (i) above agrees in writing with the Company to be bound by all of the terms and conditions of this Agreement and the LLC Agreement.

“Person” means any natural person or corporation, limited liability company, partnership, trust or other entity.

“PRC” means the People’s Republic of China.

“PRC Shareholders” shall have the meaning specified in Section 4.11.

“Preferred Shares” shall have the meaning specified in the LLC Agreement.

“Proportionate Percentage” of an Investor means a fraction of which (a) the numerator is the number of then outstanding Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares (calculated on a fully-diluted, as-converted basis) held by such Investor and (b) the denominator is the total number of all outstanding Common Share Equivalents of the Company.

“Public Offering” shall have the meaning specified in the LLC Agreement.

“Qualified Public Offering” shall have the meaning specified in the LLC Agreement.

“Restricted Share Agreements” means those certain Restricted Share Agreements by and between the Company and each of the Members who holds Incentive Shares.

“Return Notice” shall have the meaning specified in Section 3.2.

“SEC” shall have the meaning specified in Section 4.1.

“Securities” means all Shares and Common Share Equivalents.

“Securities Act” means the Securities Act of 1933, as amended.

“Series A Agreement” shall have the meaning specified in the Introduction.

“Series A Designated Manager” means the member of the Board designated by the holders of Series A Preferred Shares in accordance with the procedures set forth in the LLC Agreement.

“Series A Initial Closing” shall have the meaning specified in the Series A Preferred Share Purchase Agreement.

“Series A Investors” shall have the meaning specified in the Introduction.

“Series A Preferred Shares” shall have the meaning specified in the LLC Agreement.

“Series A Proportionate Percentage” of an Investor means a fraction of which (a) the numerator is the number of then outstanding Series A Preferred Shares held by such Investor and (b) the denominator is the total number of all outstanding Series A Preferred Shares held by all Investors.

“Series A Share Purchase Agreement” shall have the meaning specified in the Introduction.

“Series B Agreement” shall have the meaning specified in the Introduction.

“Series B Designated Manager” means the members of the Board designated by the DLB Investor or holders of a majority of Series B Preferred Shares in accordance with the procedures set forth in the LLC Agreement.

“Series B Investors” shall have the meaning specified in the Introduction.

“Series B Preferred Shares” shall have the meaning specified in the LLC Agreement.

“Series B Proportionate Percentage” of a Series B Investor means a fraction of which (a) the numerator is the number of then outstanding Series B Preferred Shares held by such Investor and (b) the denominator is the total number of all outstanding Series B Preferred Shares held by all Series B Investors.

“Series B Share Purchase Agreement” shall have the meaning specified in the Introduction.

Series C Designated Manager” means the member of the Board designated by the holders of a majority of Series C Preferred Shares in accordance with the procedures set forth in the LLC Agreement.

“Series C Investors” shall have the meaning specified in the Introduction.

“Series C Preferred Shares” shall have the meaning specified in the LLC Agreement.

“Series C Proportionate Percentage” of a Series C Investor means a fraction of which (a) the numerator is the number of then outstanding Series C Preferred Shares held by such Investor and (b) the denominator is the total number of all outstanding Series C Preferred Shares held by all Series C Investors.

“Series C Share Purchase Agreement” shall have the meaning specified in the Introduction.

“Services Agreement” shall mean that certain Framework Agreement for Processing Services dated as of November 15, 2005 by and between the Company and EDS World Corporation (Far East).

“Shares” shall have the meaning specified in the LLC Agreement.

“Subsidiary” means any corporation or other entity a majority of the voting securities or economic interests of which is directly or indirectly held or controlled by the Company.

“transfer” shall have the meaning specified in Section 3.1.

“Transferring Holder” shall have the meaning specified in Section 3.2.

“UBS Investment Bank” shall mean UBS Securities LLC, a New York limited liability company.

“WFOE” shall have the meaning specified in the Series C Preferred Share Purchase Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as a sealed instrument as of the date first above written.

COMPANY:

CHINA RISK FINANCE LLC

	By:	/s/ Gary Wang
	Name:	Gary Wang
	Title:	Manager

INVESTORS:

HARVEST EQUITY COMPANY LIMITED

	By:	/s/ Andrew Tsung-Jen Lai
	Name:	Andrew Tsung-Jen Lai
	Title:	Director

[Signature Page to the Amended and Restated Investor Rights Agreement]

SCHEDULE I

Investors

Name	Address

Series C Investors

Harvest Equity Company Limited	Matheson Trust Company (BVI) Ltd. Road Town Tortola, British Virgin Island

Series B Investors

DLB CRF Holdings, LLC.	42 Drum Hill Rd., Wilton, CT 06897

Broadline Capital (China), LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital X LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital IX LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital XI LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital VIII LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Xinerfu Holdings LLC	No.2 Jiangtai Road, C901, Chaoyang District, Beijing 100016, China

QED Fund I, LP	311 Cameron St. Alexandria, VA 22314

Richard Blumenthal	930 Fifth Ave, New York, NY 10021

Steven Salzinger	50 Greendale Road, Scarsdale, NY 10583

Stoltz Enterprises, LLC	6 Lee Place, Bronxville, NY 10708-4204

Babetta von Albertini Mason	47 Oak Avenue, Larchmont, NY 10538

Ted Mason	26 Circle Drive, Hastings on Hudson, NY 10706

Lacy B. Herrmann	3310 Kendal Way, Sleepy Hollow, NY 10591

Edward M.W. Hines	116 East 63rd Street, New York, NY 10065

Doug Brown	42 Drum Hill Rd, Wilton, CT 06897

Patricia Brown	42 Drum Hill Rd, Wilton, CT 06897

Douglas L. Brown Irrevocable Trust	42 Drum Hill Rd, Wilton, CT 06897

Tom Piper	14 Westmere Ave, Rowayton, CT 06853

Odin Investments LLC	1061 Cedar Rd, Southport, CT 06890

Shane Rose	58 Deacon Abbott Rd, Redding, CT 06890

Bill Parent	7 Mockingbird Lane, Walpole, MA 02081

Gordon Koppin and Martha Koppin	2020 Greensboro Drive, Wheaton IL 60189

Art Nislick and June E. Nislick	433 E 56th St, 3C, New York, NY 10022

I-1

Series A Investors

Broadline Capital X LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital IX LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital XI LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital VIII LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Xinerfu Holdings LLC	No.2 Jiangtai Road, C901, Chaoyang District, Beijing 100016, China

EDS	5400 Legacy, Mailstop H3-3A-05, Plano, Texas 75024, Attention: General Counsel

Tontine LLC	622 West Braddock Road, Alexandria, VA 22303

George Fehlhaber	P.O.Box 210182, San Francisco, CA 94121-0182

Phillip Riese	140 Franklin St. Apt 53, New York, NY 10013

John W. Egan	3286 Catamaran Terrace, Jensen Beach, Florida 34957-4237

Steven Salzinger	50 Greendale Road, Scarsdale, NY 10583

Stoltz Enterprises, LLC	6 Lee Place, Bronxville, NY 10708-4204

Tim Leach and Terry J. Leach	P.O.Box 2060, Orinda, CA 94563

Babetta von Albertini Mason	47 Oak Avenue, Larchmont, NY 10538

Tobey Russ	119 Oswegatchie Hills Road, Niantic, CT 06357

Ted Mason	26 Circle Drive, Hastings on Hudson, NY 10706

Lacy B. Herrmann	3310 Kendal Way, Sleepy Hollow, NY 10591

Jeffrey Toporek	22 Deer Creek Lane, Mt Kisco, NY 10549

David Stade	307 S Bentley Ave, Los Angeles, CA, 90049

Edward M.W. Hines	116 East 63rd Street, New York, NY 10021

Art Nislick and June E. Nislick	433 E 56th St, 3C, New York, NY 10022

I-2

SCHEDULE II

Common Holders

Name	Address

Zhengyu Wang	500 Xiangyang Nan Lu, Suite 1304, Shanghai 200031, China

Zhengyu Wang Family Trust	500 Xiangyang Nan Lu, Suite 1304, Shanghai 200031, China

Gary Wang	300 West 53rd St. Apt 6H, New York, NY 10019

Gary Wang 2012 Family Trust	300 West 53rd St. Apt 6H, New York, NY 10019

Andrew Mason	35 East 38th St. Suite 11C, New York, NY 10016

Putti Trust	26 Circle Drive, Hastings on Hudson, NY 10706

Tontine LLC	622 West Braddock Road, Alexandria, VA 22303

Xinlei Hua	3000 Longdong Rd. Building 5, Zhangjiang Hi-teck Park, Pudong, Shanghai, China

Xiaoping Gu	6206 Pine Tree Drive, Long Grove, IL 60047

Jie Gao	728 Century Farm Lane, Naperville, IL 60563

Yanchun Xu	740 Oakwood Ct. Westmont, IL 60559

Min Han	Rm.402, Bld.#12, Lane 11, Hong Gu Rd. Shanghai 200040, China

Qiang Cheng	28th Floor, China World Tower 2, No.1 Jian Guo Men Wai Avenue, Beijing 100004, China

Qing Lin	5-1-203, No.45 Zengguang Road, Haidian District, Beijing 100044, China

Ming Huang	Cheung Kong Graduate School of Business, Oriental Plaza 3/F, Tower E31 East Chang An Avenue, Beijing 100738, China

Xiaodong Zhou	2201 Milburn Lane, Reston, VA 20191

Yugang Wang	Institute of Heavy Ion Physics, Beijing University, Beijing 100871, China

Other Pre-Series A Employee Shares (11-15-05)

II-1

EXHIBIT A

Form of New Developments; Non-Competition Agreement;

Non-Disclosure and Developments Agreement.

Labor Contract

Party A: Shanghai Shouhang Business Management Co., Ltd.

Party B:

Date of Execution:

Party A: Shanghai Shouhang Business Management Co., Ltd.

Address:

Legal Representative:

Party B:                     [insert name of the employee]

Gender:

Ethnic Group:

Highest Academic Degree:

Nationality:

Date of Birth:

ID Card No.:

Residential Address:

Pursuant to the Labor Law of the People’s Republic of China and applicable provisions of relevant laws and regulations, Party A and Party B, after negotiations on the principle of equality and intending to be bound by all the terms set forth herein, hereby voluntarily enter into this Labor Contract (this “Contract”).

Chapter I Term of the Contract

Article 1	This Contract shall have a term of years (the “Term”), including the probationary period. The Term shall commence from the date on which Party B takes office. Party B shall take office no later than days as of the effectiveness of this Contract, otherwise, this Contract shall be canceled.

Chapter II Job Position

Article 2	In the employ of Party A, Party B shall work as a [insert name of the position to be taken by Party B] at Department of Party A as required by Party A’s work allocation.

During the Term, Party B agrees to accept any department or job reassignment as demanded by Party A and the corresponding adjustment to Party B’s compensation. Where Party B considers that he/she is unable to adapt him/herself to the new job to which he/she is so reassigned, he/she may preterminate this Contract, which shall not constitute a default of Party B hereunder. In the event that Party A intends to reassign Party B to another position, it shall notify Party B thereof in writing one month in advance.

Article 3	Party B shall complete in a timely fashion and in compliance with Party A’s requirement each task assigned to him/her by Party A within the time limit set by Party A. Party B shall complete the specified workload at the required quality standard in accordance with Party A’s job performance review requirements.

Chapter III Working Hours, Labor Protection and Labor Conditions

Article 4	Party A implements a five-day a week working hour schedule, under which, the normal working hours shall be 8 hours a day and no more than 40 hours a week. Party A shall ensure that Party B will enjoy a two-day’s weekend each week. Where it is necessary for Party B to do overtime work over the statutory weekend, Party A and Party B agree that in consideration of the time spent by Party B on overtime work, Party B may take time off in lieu during the Term either on an accumulated or individual basis.

Article 5	Party B shall be entitled to statutory public holidays and weekends.

Article 6	Party A shall comply with the laws and regulations in relation to labor protection and provide Party B with a safe and sanitary work environment. Party A shall provide Party B with necessary labor protection articles if required by relevant provisions of the competent governmental authority of the People’s Republic of China (the “PRC” or “China”) based on the nature of the job performed by Party B. During the Term, Party A shall provide Party B with education and training on professional ethics, skills, rules and regulations, and Party B shall proactively attend the same.

Chapter IV Labor Compensation and Social Insurance Package

Article 7	Party A may change Party B’s position and pay Party B at the corresponding level of compensation applicable to the new position. Party A shall pay Party B the salary for each month on the last working day of such month. Party B shall pay his/her own individual income tax, which shall be withheld by Party A from compensation of Party B and paid to the competent tax authority on Party B’s behalf. The level of salary set for different positions may be adjusted subject to collective negotiations between Party A and the employees. Party A shall provide Party B with statutory employee social benefit in accordance with the applicable national and local regulations.

Article 8	In case Party B catches an occupational disease or suffers a job-related injury, Party A shall provide to him/her a salary and medical insurance package in accordance with the applicable national and local regulations.

Article 9	In case Party B catches a disease or suffers a non-job-related injury, Party A shall provide him/her with a sick leave salary, disease pension and medical care benefit package in accordance with Party A’s rules and regulations.

Article 10	In the event that Party B has a disease before applying for the job at Party A but he/she conceals the historical records of his/her disease from Party A and provides Party A with a false certificate, any and all the expenses and liabilities arising therefrom shall be solely borne by Party B.

Chapter V Labor Disciplines

Article 11	In the employ of Party A, Party B shall comply with Party A’s rules and regulations and labor disciplines, and strictly follow the safety and sanitation rules, working process and operating procedures.

Article 12	In the event that Party B violates any of Party A’s labor disciplines or rules or regulations, Party A may impose such punishment on Party B as demotion, salary reduction, early termination of this Contract or dismissal in accordance with the Employee Code of Conduct based on the gravity of such violation.

Chapter VI Confidentiality Obligations and Intellectual Property

Article 13	Party B shall, in the employ of Party A, protect Party A’s reputation and interests, and comply with the Confidentiality and Non-compete Agreement executed with Party A. The rights to and in any patent, know-how, computer software copyright and other intellectual property created by Party B in the course of his/her performance of his/her job duties shall be vested in Party A. In any case, even if Party B has departed from Party A, without written consent or authorization of Party A, Party B may not use or provide any third party with the use of or disclose to any third party, any technology, patent or trade secret known to him/her or obtained by him/her in the employ of Party A, otherwise, Party B shall assume corresponding liabilities in accordance with the Confidentiality and Non-compete Agreement and applicable laws.

Chapter VII Amendment, Cancellation, Termination and Renewal of Labor Contract

Article 14	In case of any change in any laws, or administrative regulations or rules based on which this Contract is executed, this Contract shall be amended accordingly.

Article 15	In case of any material change to the objective situation, or any change or adjustment to Party A’s lines of business, scope of business or operational status, which in each prior to such change forms the basis of the execution of this Contract, Party A and Party B may, subject to mutual agreement between them, amend this Contract accordingly or terminate the performance of this Contract as appropriate.

Article 16	Party A shall have the right to cancel this Contract unilaterally without a one-month prior notice period in case Party B:

16.1	is proved failing to meet the required qualifications for employment during the probationary period;

16.2	materially violates any of Party A’s labor disciplines or rules or regulations;

16.3	commits serious dereliction of duty or abuses his/her power for personal interests, which has caused material losses to Party A;

16.4	is held account for criminal liabilities;

16.5	refuses to accept Party A’s position reassignment;

16.6	violates this Contract or the Confidentiality and Non-compete Agreement; or

16.7	commits any other action which under applicable laws or regulations constitutes a cause for cancellation of the labor contract.

Article 17	Party A shall have the right to cancel this Contract subject to a thirty-day prior written notice to Party B in case:

17.1.1	Party B catches a disease or suffers a non-job-related injury and is unable to take the original position or the new position reassigned by Party A upon expiration of the medical treatment period;

17.1.2	Party B’s job performance fails to meet the quality or quantity specified in Party A’s job performance review standards, and Party B is incompetent even after training or after being reassigned to a new position;

17.1.3	Party A and Party B fail to reach agreement on any amendment to this Contract in accordance with Article 14 herein above; or

17.1.4	Party A runs in difficulty with its operation and it is confirmed by the competent labor administration that this Contract may be cancelled;

Party A may not cancel this Contract in accordance with Article 16 herein above in case:

17.2.1	Party B catches a disease or suffers a non-job-related injury and the medical treatment period allowed for such disease or injury has not expired yet; or

17.2.2	Party B is a female during her pregnancy, maternity leave or breast-feeding period.

Article 18	This Contract may be canceled subject to mutual agreement between the parties hereto.

Article 19	In the event that Party B intends to cancel this Contract, he/she shall notify Party A in writing thirty days in advance. Cancellation of this Contract by either party during the probationary period shall require a seven-day notice to the other party.

Article 20	Party B shall have the right to cancel this Contract in case:

20.1	during the probationary period;

20.2	Party A forces Party B to work by violence, threat, confinement or illegal limitation of personal freedom; or

20.3	Party A fails to pay Party B any compensation in accordance with this Contract.

Article 21	This Contract shall be terminated immediately upon expiration of the Term or the exercise by either party of his/her/its labor contract cancellation right upon the occurrence of any circumstance which pursuant to this Contract entitles such party to cancel this Contract.

Upon expiration of the Term, this Contract may be renewed subject to mutual agreement between the parties, in which case, the parties shall enter into a separate renewal contract.

Chapter VIII Default Liabilities and Compensation

Article 22	(A)	Party A shall pay Party B a compensatory amount at the following standards in case Party A commits any of the following violations of this Contract:

1)	In case Party A underpays or defaults on the payment of the salary of Party B without cause, Party A shall pay Party B a compensatory amount which shall be equal to 25% of Party B’s salary in addition to paying Party B his/her salary in full within the specified time limit; or

2)	In case the salary paid by Party A to Party B is lower than the local minimum salary standard, Party A shall pay Party B a compensatory amount which shall be equal to 25% of the shortfall in addition to paying the shortfall.

(B)	For each year of Party B’s employment with Party A, Party A shall pay Party B a compensatory amount equal to Party B’s one month’s salary; provided however that, the aggregate compensatory amount may not exceed Party B’s 12 months’ salary in case:

1)	Party B catches a disease or suffers a non-job-related injury, and is unable to take the original position or the new position reassigned by Party A as determined by the competent labor capability verification committee, as a result of which, this Contract is cancelled;

2)	Material change has occurred to the objective situation based on which this Contract is executed, which renders it impossible to perform this Contract, and the parties fail to reach agreement on any amendment to this Contract, as a result of which, this Contract is cancelled by Party A;

3)	Party A is on the verge of bankruptcy or is the process of statutory remediation or runs into serious difficulty due to deterioration in its operating status and has to do a layoff;

4)	Party A cancels this Contract in violation of this Contract;

5)	Party A cancels this Contract after having reached agreement with Party B thereon; or

6)	Party A cancels this Contract in the event that Party B is incompetent for his/her position at Party A, and remains incompetent after training or being assigned to a new position.

Article 23	In the event that Party A fails to pay Party B any required compensatory amount after cancellation of this Contract, Party A shall pay Party B in full such required compensatory amount, together with an extra compensatory amount which shall be equal to 50% of such required compensatory amount.

Article 24	In calculating the compensatory amount payable to Party B, Party A shall pay Party B the compensatory amount equal to Party B’s one month’s salary where Party B’s employment with Party A is shorter than one year but longer than 6 months, and equal to Party B’s half month’s salary where Party B’s employment with Party A is shorter than 6 months.

Article 25	Party A cancels this Contract in violation of this Contract or this Contract as executed is invalid due to any reason attributable to Party A, which causes losses to Party B, Party A shall assume the liability for making compensation to Party B in accordance with applicable laws to the extent of such losses suffered by Party B.

Article 26	In the event that Party B violates his/her confidentiality obligations set forth herein, he/she shall assume the corresponding legal liability and pay Party A liquidated damages in an amount equal to 50% of his/her annual income, and indemnify Party A in full against any and all the economic losses suffered by Party A arising therefrom. In the event that a default of Party B infringes upon any of Party A’s trade secrets, patents, software copyrights or any other intangible asset rights, Party A may also elect to hold Party B legally liable for such infringement in accordance with applicable PRC laws and regulations.

Article 27	In the event that Party B cancels this Contract unilaterally in violation of this Contract, which causes economic or any other losses to Party A, Party B shall assume the legal liability for indemnifying Party A to the extent of the actual losses suffered by Party A.

Article 28	In the event that this Contract is canceled by Party B, where Party B has received training or is recruited by and/or accepted by Party A at Party A’s expense, Party B shall compensate Party A for the training or recruitment and/or acceptance fees and expenses. The actual amount of such compensation for the training or recruitment and/or acceptance fees and expenses, shall be determined in accordance with the training agreement by and between Party A and Party B, or the relevant recruitment and/or acceptance agreement.

Chapter IX Additional Agreements

Article 29	Party B shall ensure that he/she shall have canceled the labor contract with his/her original employer when executing this Contract, and shall provide a certificate thereof. Any and all the issues arising from Party B’s concealment of facts or truth or falsification of records shall be Party B’s sole responsibility. Party A shall have the right to cancel this Contract immediately without any liability where Party B conceals from Party A any particular of Party B that fails to meet the qualifications required from Party B for filling the relevant job opening of Party A. In addition to that, Party B shall indemnify Party A against any losses suffered by Party A arising therefrom.

Article 30	In the event that in the course of performance of this Contract, Party A finds that Party B commits a fraud or takes a malicious action in the course of execution or performance of this Contract, Party A shall have the right to cancel this Contract and bring a claim against Party B for the full compensation of all the economic losses caused to Party A, to which case, the provisions herein regarding cancellation of this Contract or payment of compensatory amount shall not apply.

Article 31	During the probationary period, Party A may pay Party B a probationary salary. Other than the probationary salary, Party B shall not be entitled to any employee benefit. Party A shall not be required to handle Party B’s social insurance package until after Party B is converted into an official contractual employee of Party A. Party B’s social insurance package shall start to accrue as of the date on which Party B takes office.

Chapter X Labor Dispute

Article 32	In the event that any dispute arises from the performance of this Contract and either party requests that such dispute be submitted to arbitration, such dispute shall be submitted to the competent labor dispute arbitration committee for arbitration within the statutory period in accordance with the Labor Law of the People’s Republic of China. Where either party refuses to accept an arbitral award passed by such labor dispute arbitration committee, he/she/it may bring an action before a people’s court.

Chapter XI Miscellaneous

Article 33	Any issue not covered hereunder shall be resolved by Party A and Party B through consultations. Any amendment to labor contract, agreement for renewal of labor contract, certificate of termination of labor contract, personal statement of termination of employment with original employer, confidentiality agreement, training and service contract, employment agreement and probationary period labor contract shall be attached hereto as exhibits, which shall have the equal legal force as this Contract.

Article 34	Party A has adopted the following rules and regulations:

34.1	Employee Handbook

34.2	Confidentiality and Non-compete Agreement

34.3	Job Description

Article 35	With respect to any issue not covered hereunder, or any term hereof that conflicts with any applicable PRC national or local law or regulation, such applicable law or regulation shall apply.

Article 36	This Contract shall be executed in two counterparts, with each of Party A and Party B to hold one. This Contract shall take effect upon being signed by both parties.

Party A: (seal)	Party B (seal)

Legal or Authorized Representative: (seal)

Date:	Date:

Statement of Termination of Employment with Original Employer

I,             [insert name], a staff member at                     [insert name of the department to which the employee is assigned] hereby make the following statement:

When I become employed by Shanghai Shouhang Business Management Co., Ltd. on                             ,                     , I have terminated or do not have any labor contract or am not employed by any other entity or person. Please be notified of the foregoing. Any dispute arising from entry into overlapping labor contracts or employment as a result of my employment by Shanghai Shouhang Business Management Co., Ltd. shall be my sole responsibility.

By (seal):

Date:                             ,

Amendment to Labor Contract

The parties have agreed to amend the Labor Contract as follows after having reached agreement after negotiations with each other on the principal of equality and voluntariness:

Party A: (seal)	Party B (seal)

Legal or Authorized Representative: (seal)

Date:	Date:

Agreement for Renewal of Labor Contract

This Agreement for Renewal of Labor Contract shall be a fixed-term contract, which shall take effect as of                     ,                     and expire on                             . Upon effectiveness of this Agreement, the parties hereto shall continue to perform the original Labor Contract executed by and between them.

Party A: (seal)	Party B (seal)

Legal or Authorized Representative: (seal)

Date:	Date:

Certificate of Termination of Labor Contract

                    [insert name of the employee] worked as                     [insert the position taken by the employee] at                             [insert name of the department of employer in which the employee worked] of                             [insert name of employer]. The labor contract by and between                             [insert name of the employee] and                             [insert name of employer] was terminated as of                             ,                     . Any and all events that may occur to                     [insert name of the employee] shall be the sole personal responsibility of                     [insert name of the employee]. Please be notified of the foregoing.

Party A: (seal)	Party B (seal)

Legal or Authorized Representative: (seal)

Date:	Date:

Confidentiality and Non-compete Agreement

Party A: Shanghai Shouhang Business Management Co., Ltd. (the “Company”)

Party B:

In accordance the Labor Law of the People’s Republic of China, the Non-competition Law of the People’s Republic of China and other applicable laws and regulations, Party A and Party B hereby enter into this agreement (the “Agreement”) with respect to maintenance of confidentiality of the trade secrets by Party B.

Defined Terms:

1.	“Trade secret” referred to in this Agreement means any non-public information of Party A, including without limitation, Party A’s information sources, client materials, management methods, statistics, financial reports, cost analysis, internal prices, Party A’s undisclosed business concepts, computer programs and related codes, sales plans, employee salaries, know-how and portfolios of materials with business competition advantage, etc.

2.	“Employee” referred to in this Agreement means any person who has entered into an employment agreement with the Company, including the probationary employment agreement and formal employment agreement.

3.	“Sales Employee” referred to in this Agreement means any of Party A’s employees who have worked at Party A’s sales department or had access to Party A’s sales business.

4.	“Technical Employee” referred to in this Agreement means any of Party A’s employees who have worked at Party A’s technical department or had access to the technologies owned or operated by Party A.

5.	“Key Business Employee” referred to in this Agreement means any of employees of Party A holding director’s or higher position or knowing the core confidential information or key business of Party A.

Article 1    Party B is an employee of Party A. In the employ of Party A, Party B shall assure that he/she will comply with the PRC laws and regulations, the rules and policies of Party A, and the code of professional ethics. Party B undertakes that he/she will keep in confidence Party A’s trade secrets in accordance with this Agreement and will not disclose or divulge any of Party A’s trade secrets he/she is aware of to any third parties at any time in any manner, whether during his/her employment with Party A or following the termination of his/her employment with Party A.

Article 2    Party B shall be deemed to have breached this Agreement if he/she disseminates any of Party A’s trade secrets by way of emails without Party A’s consent.

Article 3    Party B shall be deemed to have breached this Agreement if he/she brings the devices carrying any Party A’s trade secret out of Party A’s premises without Party A’s consent.

Article 4    During his/her employment with Party A, Party B may not own, operate, cooperate with any other third party in connection with, control or participate in any third party business that directly or indirectly competes with Party A without Party A’s written consent.

Article 5    If Party B served as a Sales Employee or Technical Employee during his/her employment with Party A, he/she may not, after departure from Party A, contact, individually or together any other person, anyone who was a client or partner of Party A during his/her employment with Party A for any business activity same as or similar to that of Party A.

Article 6    If Party B was a Key Business Employee of Party A during his/her employment with Party A, unless with Party A’s consent, Party B may not work for any company competing with Party A within two years following termination of his/her employment with Party A.

Article 7    Any and all related rules and policies formulated by Party A before this Agreement comes into effect shall constitute an integral part of this Agreement, and Party B agrees to and will comply with such rules and policies. Any and all the rules and policies adopted by Party A after this Agreement comes into effect and prior to the termination of the employment relationship between Party A and Party B, which have been notified to Party B in writing or via email, shall constitute an integral part of this Agreement and Party B agrees to follow, unless Party B objects in writing within ten days after receipt of such notice.

Article 8    If Party B breaches this Agreement, he/she must indemnify Party A for any losses arising therefrom.

Article 9    This Agreement shall be entered into on the first day Party B takes office at Party A, which will take effect upon execution by or being affixed with the seals of both parties.

Party A:	Party B:

Legal or Authorized Representative:

Dated:	Dated:

EXHIBIT B

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Andrew W. Arnold, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 10, 2015.

ANDREW W. ARNOLD AND ANN NEWMAN ARNOLD

By:	/s/ Andrew W. Arnold

Address: 3954 Bighorn Rd. Vail, CO 81657

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, William S. Janes, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 11, 2015.

WILLIAM S. JANES

By:	/s/ William S. Janes

Address: 4611 Travis Street, #1108A Dallas, TX 75205 USA

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Brian S. Sears, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 8, 2015.

BRIAN S. SEARS

By:	/s/ Brian S. Sears

Address: 3111 Via Dolce Unit 804 Marina Del Rey, CA 92092

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Cliffwood Energy Partners, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

CLIFFWOOD ENERGY PARTNERS

By:	/s/ Robert V. Sinnott

Address: c/o KACALP 1800 Avenue of the Stars, FL3 Los Angeles, CA 90067

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Broadline Capital XI LLC, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

BROADLINE CAPITAL XI LLC

By:	/s/ Christopher Thorne

Address: One Rockefeller Plaza, 10th Floor New York, NY 10020

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Broadline Capital XII LLC, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

BROADLINE CAPITAL XII LLC

By:	/s/ Christopher Thorne

Address: One Rockefeller Plaza, 10th Floor New York, NY 10020

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Mr. David J. LaPlaca, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 12, 2015.

DAVID J. LAPLACA

By:	/s/ David J. LaPlaca

Address:

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Deng Nanwei, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

DENG NANWEI

By:	/s/ Deng Nanwei

Address:

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Zhengyu Wang
Name:	Zhengyu Wang
Title:	Chief Executive Officer

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Dennis Quaid, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

DENNIS QUAID SEPARATE PROPERTY TRUST

By:	/s/ Dennis Quaid

Address: Dennis Quaid c/o Summit Financial 9744 Wilshire Blvd. #311 Beverly Hills, CA 90212

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Dominic Lester, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

Dominic Lester

By:	/s/ Dominic Lester

Address: 69 Victoria Road London, W8 5RH United Kingdom

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Bruce Ettelson, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

BRUCE ETTELSON

By:	/s/ Bruce Ettelson

Address: 125 Beach Road Glencoe, IL 60022

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Frank C. and Maryellen Cattani Herringer 1995 Family Trust, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

FRANK C. AND MARYELLEN CATTANI HERRINGER 1995 FAMILY TRUST

By:	/s/ Frank C. Herringer

Address: 600 Montgomery St. Suite 4900 San Francisco, CA 94111, USA

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Irrevocable Aloha trust U/A dtd 5/1/02, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 12, 2015.

IRREVOCABLE ALOHA TRUST U/A DTD 5/1/02

By:	/s/ Schmitt Hellauer

Address: 6225 Smith Avenue Baltimore, MD 21209

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Jill Posnick, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

JILL POSNICK

By:	/s/ Jill Posnick

Address: 13600 Marina Pointe Dr. #901 Marina Del Rey, CA 90292

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Jonathan E. Fielding Living Trust, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 8, 2015.

JONATHAN E. FIELDING LIVING TRUST

By:	/s/ Jonathan E. Fielding

Address: 12735 Hanover St. Los Angeles, CA 90049

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Kimberly Quaid Separate Property Trust, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

KIMBERLY QUAID SEPARATE PROPERTY TRUST

By:	/s/ Kimberly Quaid

Address: 9744 Wilshire Blvd. #311 Beverly Hills, CA 90212

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Kudrow Stern Family Trust dtd 05/10/2000, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

KUDROW STERN FAMILY TRUST DTD 05/10/2000

By:	/s/ Michael Stern

Address: 10960 Wilshire Blvd 5th Floor Los Angeles, CA 90024

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, the KWS Trust, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 7, 2015.

KWS TRUST

By:	/s/ Kenneth W. Slutsky

Address: 825 Highview Ave. Manhattan Beach, CA 90266

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Roger M. Laverty, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 15, 2015.

LAVERTY’S SURVIVOR TRUST, DATED 1/12/2014

By:	/s/ Roger M. Laverty

Address: 700 The Strand Manhattan Beach, CA 90266

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Lovell Family Trust, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 10, 2015.

LOVELL FAMILY TRUST

By:	/s/ Jeffrey D. Lovell

Address: Lovell Family Trust 36 Greystone Ct – Beaver Creek P.O. Box 8261 Avon, CA 81620

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Michael Wise, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

MICHAEL WISE

By:	/s/ Michael Wise

Address: 5727 Willshire Blvd Los Angeles, CA 90036

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Montgomery Revocable Trust, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

MONTGOMERY REVOCABLE TRUST

By:	/s/ Michael J. Montgomery

Address: 1135 Corsica Drive Pacific Palisades, CA 90272

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Eagle Proprietary Investments Limited, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 8, 2015.

EAGLE PROPRIETARY INVESTMENTS LIMITED

By:	/s/ Rajiv Dvivedi

Address: S-2205 Emirates Financial Towers, DIFC P.O. Box 506725, Dubai, UAE

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Saavi Capital LLC, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 7, 2015.

SAAVI CAPITAL LLC

By:	/s/ Deval Dvivedi

Address: 303 E. 43rd St. Suite 12C New York, NY 10017

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Robert V. Sinnott, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

ROBERT V. SINNOTT

By:	/s/ Robert V. Sinnott

Address: c/o KACALP 1800 Avenue of the Stars, FL3 Los Angeles, CA 90067

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Dan Friis Alternatives Limited, as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of September 22, 2015.

DAN FRIIS ALTERNATIVES LIMITED

By:	/s/ Dan Friis

Address: c/o Portcullis TrustNet (BVI) Limited Portcullis TrustNet Chambers, P.O. Box 3444 Road Town, Tortola British Virgin Islands

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager